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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 22, 2000


                             COLORADO MEDTECH, INC.
             (Exact name of registrant as specified in its charter)


       COLORADO                        000-12471               84-0731006
(State or other jurisdiction       (Commission File         I.R.S. Employer
     of incorporation)                  Number)             Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                             -----------------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.    OTHER EVENTS.

         Colorado MEDtech, Inc. sent a letter to its shareholders with an update regarding recent activities. The text of the letter is attached hereto as
Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS.

         (c)  Exhibits.

         No.      Description

         99.1     Shareholder letter dated December 22, 2000










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 22nd day of December, 2000.


                                        COLORADO MEDTECH, INC.


                                        By: /s/ Stephen K. Onody
                                           -----------------------------------
                                            Stephen K. Onody
                                            Chief Executive Officer



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                                 EXHIBIT INDEX





EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  99.1          Shareholder letter dated December 22, 2000